UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Marathon Oil Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 27, 2011.

MARATHON

Marathon Oil Corporation

C/O SHAREHOLDER SERVICES P.O. BOX 4813 HOUSTON, TX 77210-4813

Meeting Information

Meeting Type: 2011 Annual Meeting of Stockholders

For holders as of: February 28, 2011

Date: April 27, 2011 Time: 10:00 a.m. Central Time

Location: CONFERENCE CENTER AUDITORIUM

MARATHON OIL TOWER

5555 SAN FELIPE ROAD

HOUSTON, TX 77056

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

2011 Notice of Annual Meeting of Stockholders and Proxy Statement

Letter to Stockholders and 2010 Annual Report on Form 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:

www.proxyvote.com

2) BY TELEPHONE:

1-800-579-1639

3) BY E-MAIL*:

sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 13, 2011 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you are a holder of record of Marathon common stock, you may vote in person at the meeting. We will provide you a ballot when you arrive.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the XXXX XXXX XXXX available and follow the instructions. If you are a registered holder use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT the day before the meeting. If you hold these shares in the Marathon Oil Company Thrift Plan use the internet to transmit your voting instructions and for electronic delivery of information by 11:59 p.m. EDT on April 24, 2011.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M30556-Z54863

Voting Items

Your Board of Directors recommends you vote "FOR" Items 1a. through 1m.

1. Election of directors for a one-year term expiring in 2012

NOMINEES:

1a. Gregory H. Boyce
1b. Pierre Brondeau
1c. Clarence P. Cazalot, Jr.
1d. David A. Daberko
1e. William L. Davis
1f. Shirley Ann Jackson
1g. Philip Lader
1h. Charles R. Lee
1i. Michael E. J. Phelps
1j. Dennis H. Reilley
1k. Seth E. Schofield
1l. John W. Snow
1m. Thomas J. Usher

Your Board of Directors recommends you vote "FOR" Item 2

2. Ratification of the selection of PricewaterhouseCoopers LLP as our independent auditor for 2011.

M30557-Z54863

Your Board of Directors recommends you vote "FOR" Item 3

3. Board proposal to amend our By-laws to lower the threshold for stockholders to call special meetings.

Your Board of Directors recommends you vote "FOR" Item 4

4. Board proposal for a non-binding advisory vote on our executive compensation.

Your Board of Directors recommends you vote "EVERY YEAR (1)" for Item 5:

5. Board proposal to select the desired frequency of non-binding advisory votes on executive compensation.

Your Board of Directors recommends you vote "AGAINST" Item 6

6. Stockholder proposal seeking a safety report outlining the Company's steps to reduce the risk of accidents.

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